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                                                                    Exhibit 99.1
                                                                    ------------

                                 August 14, 2002

Via EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC

     Re: Multilink Technology Corporation - Quarterly Report on Form 10-Q For the Quarterly Period ending June 30, 2002

Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                      Very truly yours,
                                      Multilink Technology Corporation


                                      By: /s/ John U. Soenksen

                                      ------------------------------------------
                                      John U. Soenksen
                                      Chief Financial Officer and Secretary